================================================================================





                                Avalon Capital,
                                      Inc.



                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------







                               February 28, 1999


================================================================================

AVALON CAPITAL, INC.
================================================================================

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                                April 23, 1999
--------------------------------------------------------------------------------

Dear Shareholders,

For the six months ended February 28, 1999, Net Asset Value (NAV) rose from $14.98 to $18.12 -- a gain of 22.03%. As of today, NAV has risen further to $19.59, just below its all-time high. In addition, Avalon Capital received an above average, low risk ranking in a recent Business Week Mutual Fund Scoreboard of Closed-end Equity Funds (February 15,1999), placing in the top quartile for relative performance during 1996, 1997, and 1998.

On February 28, 1999, the Fund's third annual redemption took place, and 44,542 shares were redeemed. In addition, during the six months ending on the same date, the Fund issued 6,225 new shares in connection with the Cash Purchase Plan.

               --------------------------------------------------
               "If you want a long sled ride, choose a big hill."
                                                   Warren Buffett

Over the years, I've discovered that I look at an investment in common stocks differently than most people. I grew up in the investment management business, and after a while, I noticed that the investors who were really getting rich tended to own a small number of very good companies, which they held onto for a long period of time. As I studied what was happening more closely, I realized that these particular companies had one factor in common -- they all had earnings that grew consistently at a high compound rate.

To see what I mean, let's take Wm Wrigley Jr. Company -- one of the companies owned by Avalon Capital -- as an example. In 1982, Wrigley had earnings of $0.25 per share and sold for an average price, adjusted for splits, of $1.93. Since then, earnings have compounded at 15.3% per year, resulting in estimated earnings of $2.80 for 1999. Wrigley's share price has reflected this increase in earnings by rising at a compound annual rate of 25.6% per year to $93 per share.

An investor who was fortunate enough to own $10,000 worth of Wrigley in 1982 would now have an investment worth $481,865.

Having seen a number of such Wrigley-type experiences, it has long seemed obvious to me that the way to achieve a dramatic increase in wealth for a serious long-term investor was to focus on a company's potential earning power. Therefore, I really don't care much if a stock's price has recently gone up or down. Or if it is likely to be up or down six months from now. My sole concern is how certain I am that the company's earnings can compound at a high rate over the next 5, 10, or even 20 or more years.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

MOST INVESTORS FOCUS ON SHORT-TERM PERFORMANCE
Strange as it may sound, most people don't look at common stocks that way. Instead, their primary concern is whether a stock has gone up or down recently in price. In the same way, they measure the worth of a portfolio solely by its short-term performance. What they don't realize, of course, is that this performance may have little to do with long-term economic value and consequently, long-term performance.

For example, consider the current fad for Internet stocks. In recent months, money has been pouring into Internet mutual funds because of their high returns over the past year. And new offerings of Internet stocks (IPO's) have become a hot item on Wall Street; anything with ".com" in the name is virtually guaranteed to shoot up in price on the first day of trading. In fact, this Internet fever has been so contagious that technology stocks have accounted for much of the gains in the S&P 500 and NASDAQ 100 indexes over the past year.

Moreover, in a sure sign of an investment mania, day-traders have entered the stock market (using Internet chat rooms and computer trading systems, of course), many of them abandoning their day jobs. Fortunately, we haven't yet gotten to the point reached during a booming stock market in one Asian country, when almost no one in the capital city was working because they were all trading stocks.

The following graph shows a composite picture of several such manias in the past, including both the sudden rise in prices as an investment sector surges in popularity, and then the inevitable, sharp collapse when investors come to their senses, again.




                              THE TECHNOLOGY BUBBLE

                     [GRAPH APPEARS HERE WHICH COMPARES THE
                  S&P HIGH TECHNOLOGY INDEX (1986 TO PRESENT)
                         TO THE COMPOSITE MANIA INDEX*]


           *A COMPOSITE INDEX OF CYCLES IN GOLD & SILVER (1968-1986),
             JAPANESE NIKKEI (1977-1995) AND DOW JONES (1917-1935)



--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

A FALSE SENSE OF SECURITY
Clearly, on the day of the peak of such a mania, an investor in Internet stocks today -- or nearly any stock in 1929, or gold and silver in 1979, or Japanese stocks in 1989 -- could look back at his recent performance and feel that he was doing well with his investments. But in retrospect, we can see that using price alone as a measure of success gave him a false sense of security. Unlike the long-term investor in Wrigley, who has seen his wealth steadily grow for 17 years, the participant in a speculative mania faces the prospect of a sudden and permanent loss of wealth.

What is such an investor doing wrong? Actually nothing that much different from most mutual fund, individual, and institutional investors, today. He is judging the worth of an investment solely by its price action, its short-term performance.

Of course, this short-term performance might reflect real or potential increases in economic value. On the other hand, it might also be a passing investment fad. Without an understanding of the economics of the businesses involved, and their long-term earning power, there's no way to distinguish the valuable investment asset from the fraud.

WHY INTERNET SHARES ARE OVERVALUED Consider the popular Internet companies. Many have not posted a single year of positive earnings to date. And while the promise of the Internet industry certainly appears great, it's not at all clear right now which companies will actually have earnings in the future. Or whether the AOL's and Amazon.com's of today will even exist ten years from now.

Moreover, the extraordinarily high prices of many of these stocks already discount enormous future earnings gains. As a rule of thumb, a price/earnings multiple (a stock's current price divided by its earnings) equal to a company's projected earnings growth rate is often considered reasonable. For example, a p/e of 20 for a stock with earnings growing 20% per year could be considered attractive, possibly even a bargain. In some cases, if a company is likely to keep growing its earnings at a high rate for many years, you might even be able to justify a higher multiple, even one twice the earnings growth rate. Coca-Cola's multiple in recent years, for example, has exceeded 40, which is high, but not necessarily off the charts.

Now consider the following table showing the p/e's of some popular Internet stocks compared to several of Avalon Capital's holdings:
--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

        COMPANY NAME                         PRICE/EARNINGS MULTIPLE
        INTERNET STOCKS
                America OnLine (AOL)                   238
                YAHOO!                                 375
                Netscape                               217
                CNET Inc.                              193
                E*TRADE Group                          940

        AVALON CAPITAL HOLDINGS
                Gillette                                33
                American Express                        20
                American International Group            29

These p/e's mean that these fledgling companies now have total market values that exceed many of America's finest, most proven businesses. To cite just one example, AOL, at a recent price of $142.75, had a market capitalization of $131,330,000,000 -- greater than Gillette's market cap of $57,553,750,000.
However, AOL had earnings of just $0.14 per share compared to $1.27 for Gillette, and has been in business for 8 years compared to Gillette's 98.

Now, maybe AOL and the other Internet companies will grow so rapidly in the coming years that they will justify their prices -- and leave room for future stock market profits in their shares. But it's no sure thing. Internet technology is changing rapidly, barriers to entry for new competition are often low, and competition is fierce.

DON'T BUY A VIDEO STORE
The more you look at these companies, the more you realize that they are the economic opposite of a Wrigley-type investment. They remind me of a video store I used to patronize in a local shopping center in Princeton in the early days of home video. It did a brisk business as the only shop of its kind in town, steadily increasing its inventory and customer base until it vanished one day when a much larger West Coast Video chain store opened across the mall. It was difficult for this business owner to protect himself from competition. Moreover, that business faced additional competition for its customer base from the technological advance of widespread cable TV, pay-per-view movies and events, and satellite TV.

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SHAREHOLDER LETTER


================================================================================

Wrigley and the other businesses we own have economic characteristics that might be considered much more like a well-respected heart surgeon. Think about it. If you find you need quadruple-bypass surgery, you aren't going to be too price-sensitive. Moreover, competition is limited (thanks to the AMA), and business is steady (unfortunately, due to the health habits of this country's population) and likely to increase (due to the Baby Boom demographics).

So remember, what has paid off in the past for long-term investors has been to own the right companies -- those that have superior and sustainable economic advantages that make it likely that their earnings will compound for many years at a high rate. In evaluating your investment in Avalon Capital, don't just focus on NAV, which has increased substantially since the fund went public in November 1995. Take a look also at the companies we own, their competitive advantages, and their potential for future growth.



/S/ DANIEL E. HUTNER
--------------------
Daniel E. Hutner
Chairman and President








--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 1999
(UNAUDITED)
================================================================================

                Security
Shares          Description                                           Value
------          -----------                                           -----
COMMON STOCKS  (99.29%)

BEVERAGES (20.80%)
    2,400       Anheuser-Busch Companies, Inc. .................      184,050
   40,400       Coca-Cola Company ..............................    2,583,075
   16,000       Pepsico Inc. ...................................      602,000
                                                                  -----------
                                                                    3,369,125
                                                                  -----------

COMMERCIAL & INDUSTRIAL SERVICES (1.38%)
   12,000       Servicemaster L.P. .............................      224,250
                                                                  -----------

CONSUMER PRODUCTS (1.46%)
    4,400       Gillette Company ...............................      235,950
                                                                  -----------

DEPOSITORY INSTITUTIONS (3.52%)
    1,200       M&T Bank Corp. .................................      570,900
                                                                  -----------

DIVERSIFIED COMPANIES (11.39%)
       25       Berkshire Hathaway, Inc. Class A* ..............    1,777,500
       28       Berkshire Hathaway, Inc. Class B* ..............       66,612
                                                                  -----------
                                                                    1,844,112
                                                                  -----------
ENTERTAINMENT (9.17%)
   42,216       The Walt Disney Company ........................    1,485,476
                                                                  -----------

FINANCIAL SERVICES (11.99%)
   17,900       American Express Company .......................    1,942,150
                                                                  -----------

FOOD PRODUCTS (2.66%)
      160       Earthgrains Company ............................        3,930
    4,600       Wrigley (Wm) Jr. Company .......................      427,800
                                                                  -----------
                                                                      431,730
                                                                  -----------

INSURANCE  (11.55%)
   16,425       American International Group, Inc. .............    1,871,423
                                                                  -----------

LEISURE/AMUSEMENT (5.68%)
   20,325       International Speedway Corporation..............      919,706
                                                                  -----------

MINING (1.52%)
   16,000       Franco Nevada Mining............................      246,961
                                                                  -----------

MORTGAGE FINANCE (11.64%)
    9,200       Federal Home Loan
                Mortgage Corporation............................      541,650
   19,200       Fannie Mae......................................    1,344,000
                                                                  -----------
                                                                    1,885,650
                                                                  -----------

NEWSPAPER (2.12%)
    5,400       Gannett Company, Inc. ..........................      342,900
                                                                  -----------

RESTAURANTS (4.41%)
    8,400       McDonald's Corporation .........................      714,000
                                                                  -----------

TOTAL COMMON STOCKS (COST $8,283,713) ..........................   16,084,333
                                                                  -----------

SHORT-TERM HOLDINGS (0.69%)
  111,205       Star Treasury Fund
                   (Cost $111,205)..............................      111,205
                                                                  -----------

TOTAL INVESTMENTS (COST $8,394,917) ............................  $16,195,538
                                                                  ===========



* Denotes non-income producing securities


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999
(UNAUDITED)
================================================================================


ASSETS:
        Investments, at value (cost $8,394,917) ..............     $ 16,195,538
        Interest, dividends and other receivables ............            2,109
        Organization costs, net ..............................           33,860
        Other assets .........................................            4,778
                                                                   ------------
Total Assets .................................................       16,236,285
                                                                   ------------

LIABILITIES:
        Payable for Fund shares repurchased ..................          807,102
        Accrued advisory fee .................................           13,106
        Accrued fees and other expenses ......................           23,772
                                                                   ------------
Total Liabilities ............................................          843,980
                                                                   ------------
NET ASSETS ...................................................     $ 15,392,305
                                                                   ============

COMPOSITION OF NET ASSETS:
        Paid-in capital ......................................     $  7,873,849
        Accumulated net investment loss ......................         (340,033)
        Accumulated net realized gains on investments ........           57,868
        Net unrealized appreciation on investments ...........        7,800,621
                                                                   ------------
NET ASSETS ...................................................     $ 15,392,305
                                                                   ============
SHARES OUTSTANDING ...........................................          849,538
                                                                   ============
NET ASSET VALUE PER SHARE (market value $17.50) ..............     $      18.12
                                                                   ============




--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
(UNAUDITED)
================================================================================


INVESTMENT INCOME:
        Dividends ..........................................        $    54,590
        Interest ...........................................              6,025
                                                                    -----------
Total Investment income ....................................             60,615
                                                                    -----------
EXPENSES:
        Advisory ...........................................             72,786
        Administration .....................................             23,767
        Transfer agency ....................................              3,573
        Auditing ...........................................              5,700
        Legal ..............................................             13,363
        Directors ..........................................              1,542
        Custody ............................................              2,664
        Amortization of organization costs .................              9,731
        Other ..............................................              6,411
                                                                    -----------
Total expenses .............................................            139,537
                                                                    -----------
NET INVESTMENT LOSS ........................................            (78,922)
                                                                    -----------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
        Net realized loss on investments ...................            (59,237)
        Net change in unrealized appreciation ..............          3,072,457
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS ...........................................          3,013,220
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS .....................        $ 2,934,298
                                                                    ===========



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF CHANGES IN NET ASSETS


================================================================================


                                                          FOR THE SIX MONTHS    FOR THE YEAR
                                                                ENDED              ENDED
                                                          FEBRUARY 28, 1999   AUGUST 31, 1998
                                                          -----------------   ---------------
                                                              (UNAUDITED)

FROM INVESTMENT ACTIVITIES:
        Net investment loss ................................ $    (78,922)   $   (172,533)
        Net realized gain (loss) on investments ............      (59,237)        268,655
        Net unrealized appreciation ........................    3,072,457       1,451,666
                                                             ------------    ------------

        Net increase in net assets resulting from operations    2,934,298       1,547,788
                                                             ------------    ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
        Net realized gain on investments
           ($0.16 and $0.00 per share, respectively) .......     (142,185)              0
                                                             ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from sale of shares .......................       72,645         240,709
        Dividends reinvested ...............................       35,726               0
        Shares repurchased .................................     (807,102)       (759,014)
                                                             ------------    ------------

        Net decrease in net assets from
                capital share transactions .................     (698,731)       (518,305)
                                                             ------------    ------------

NET INCREASE  IN NET ASSETS ................................    2,093,382       1,029,483

NET ASSETS:
Beginning of period ........................................   13,298,923      12,269,440
                                                             ------------    ------------

End of period .............................................. $ 15,392,305    $ 13,298,923
                                                             ============    ============




--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS



================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD


                                                                                       NOVEMBER 20,
                                             FOR THE                                       1995*
                                        SIX MONTHS ENDED  FOR THE YEAR ENDED AUGUST 31,   THROUGH
                                        FEBRUARY 28, 1999       1998          1997    AUGUST 31, 1996
                                        -----------------       ----          ----    ---------------
                                           (UNAUDITED)

Beginning net asset value per share .....   $    14.98       $   13.35     $   10.51     $   10.00

Net investment loss .....................        (0.09)          (0.19)        (0.09)         --
Net realized and unrealized gain on
        securities ......................         3.39            1.82          2.93          0.60
Distribution from net investment income -                         --            --           (0.04)
Distribution from realized gains on
        investments .....................        (0.16)           --            --            --
Offering cost ...........................         --              --            --           (0.05)

Ending net asset value per share ........   $    18.12       $   14.98     $   13.35     $   10.51

Ending market value per share ...........   $    17.50       $   15.63     $   13.75     $   10.88

Ratios to average net assets:
        Expenses ........................         1.88%**         2.11%         2.22%         3.14%**
Total return:
        Based upon net asset value ......        22.03%          12.21%        27.02%         5.48%
        Based upon market value .........        12.95%          13.67%        26.38%         9.18%
Portfolio turnover rate .................         1.17%           7.00%         8.89%         0.00%
Net assets at end of period
        (000's omitted) .................   $   15,394       $  13,299     $  12,269     $  10,180



*       Commencement of operations
**      Annualized


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999
(UNAUDITED)
================================================================================

1.   ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:
     SECURITY VALUATION - Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.
     INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities. ORGANIZATIONAL COSTS - The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations. FEDERAL INCOME TAX - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3.   ADVISORY , SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $52,800 per year. ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.


--------------------------------------------------------------------------------


                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999
(UNAUDITED)
================================================================================

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4.   SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 28, 1999, amounted to $542,540 and $170,475, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 28, 1999 was $7,800,621 and $0, respectively.

Realized gains and losses on investments sold are recorded on the basis of identified cost.

5.   CAPITAL SHARE TRANSACTIONS
There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the six months ended February 28, 1999, the Fund issued 6,225 shares in connection with the Plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 26, 1999, the Fund redeemed 44,542 shares in connection with its annual repurchase of shares. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. There were no shares issued in connection with the quarterly offerings during the six months ended February 28, 1999.



--------------------------------------------------------------------------------


                                                            AVALON CAPITAL, INC.

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION



================================================================================

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co. , the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (516) 951-0500.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION
If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, you may write us at Avalon Capital, Inc., 34 Chambers Street, Princeton, NJ 08542, or call (609) 683-3916.

--------------------------------------------------------------------------------


                                                            AVALON CAPITAL, INC.

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                                       14

Avalon Capital, Inc.
Directors
William Endicott
Daniel E. Hutner
Nancy Watson Hutner
Edward Rosen
Donald Smith

INVESTMENT ADVISER
Hutner Capital Management, Inc.
34 Chambers Street
Princeton, NJ 08542

ADMINISTRATOR
American Data Services, Inc.
The Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

CUSTODIAN
Firstar Bank, NA
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Spitzer & Feldman, P.C.
405 Park Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Investor Information:  (516) 951-0500

This report is authorized for distribution only to shareholders and to others who have received a copy of the Avalon Capital, Inc. Fund Prospectus.


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